[USAA]                        USAA INVESTMENT TRUST
[EAGLE]
[LOGO]            INCOME STRATEGY FUND, BALANCED STRATEGY FUND,
                CORNERSTONE STRATEGY FUND, GROWTH STRATEGY FUND,
              GROWTH AND TAX STRATEGY FUND, EMERGING MARKETS FUND,
               GOLD FUND, INTERNATIONAL FUND, WORLD GROWTH FUND,
                  GNMA TRUST, AND TREASURY MONEY MARKET TRUST

                        SUPPLEMENT DATED FEBRUARY 23, 2001
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED OCTOBER 1, 2000

Effective February 12, 2001, MICHAEL J. C. ROTH retired as Chief Executive Officer, President, Director, and Vice Chairman of the Board of Directors of USAA Investment Management Company and as President, Trustee, and Vice Chairman of the Board of Trustees for USAA Investment Trust.

CHRISTOPHER W. CLAUS, Senior Vice President, Investment Sales and Service, replaces Mr. Roth as the new Chief Executive Officer, President, Director, and Vice Chairman of the Board of Directors of USAA Investment Management Company and as President, Trustee, and Vice Chairman of the Board of Trustees for USAA Investment Trust. As a result of this action, the paragraph under the caption "Trustees and Officers of the Trust" has been changed as follows:

Christopher W. Claus 1,2
Trustee, President, and Vice Chairman of the Board of Trustees
Age: 40

Chief Executive Officer, President, Director, and Vice Chairman of the Board of Directors, USAA IMCO (02/01-present); Senior Vice President, Investment Sales and Service (07/00-02/01); Vice President, Investment Sales and Service (12/94-07/00). Mr. Claus serves as President, Trustee/Director, and Vice Chairman of the Boards of Trustees/Directors of each of the Funds within the USAA family of funds and USAA Shareholder Account Services; Director of USAA Life Insurance Company; and Senior Vice President of USAA Life Investment Trust.

David G. Peebles, Trustee and Vice President of USAA Investment Trust, has replaced Mr. Roth as a member of the Pricing and Investment Committee.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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